UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 2005



                               A4S Security, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                      001-32566                20-1978398
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                    489 N. Denver Avenue, Loveland, CO 80537
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (970) 461-0071
                                                           --------------


                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
           --------------------------------------------------------------------

(1) On, July 29, 2005, the Board of Directors of A4S Security, Inc. (the "Company") elected Robert J. Williams to the Company's Board of Directors.

(2) There is no arrangement or understanding between Mr. Williams and any other persons pursuant to which Mr. Williams was selected as a director.

(3)  Mr. Williams will serve on the Audit Committee of the Company's Board.

(4) During the last two years, there were no transactions or proposed transactions to which the Company was or is to be a party in which Mr. Williams has a direct or indirect material interest.


Item 7.01. Regulation FD Disclosure.
           -------------------------

     On July 28, 2005, the Company issued a press release entitled "A4S Security, Inc. Announces Election of Robert J. Williams to the Board of Directors." A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(c)  Exhibit

Exhibit Number           Description of Exhibit
--------------           ----------------------
99.1                     Press Release, dated July 29, 2005



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   A4S Security, Inc.

                                      Signature:   /s/ Jeffrey G. McGonegal
                                                   ------------------------
                                      Name:         Jeffrey G. McGonegal
                                      Title:        Chief Financial Officer

Dated:   July 29, 2005






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